Discontinued Operations - Summary of Net Loss From Discontinued Operations (Parenthetical) (Details) - Discontinued Operations - Plasma-derived Therapeutic Activities $ in Thousands	Sep. 29, 2021 CAD ($)
Disclosure Of Analysis Of Single Amount Of Discontinued Operations [Line Items]
Percentage Of Proceeds From Subsidiaries Net	30.00%
Proceeds from sale of subsidiary	$ 39,457
Prepayment made for R&D services	$ 6,357